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EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of our report dated February 7, 2001, included in the Company's Form 10-K for the year ended December 31, 2000 and to all references to our firm included in this registration statement.

  /s/
  ARTHUR ANDERSEN LLP
  Portland, Oregon
  August 28, 2001

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EXHIBIT 23.1
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS